                                                                  EXHIBIT 10.46B
                          PAYMENT DEFERMENT AGREEMENT

     This Payment Deferment Agreement (the "Agreement") is entered into this 15th day of August, 2000 (the "Effective Date") by and among Hawker Pacific Aerospace ("Hawker Pacific"), Lufthansa Technik AG ("Lufthansa") and David Lokken (the "Employee") for the purpose of deferring certain payments due to the Employee pursuant to Employee's Employment Agreement, as amended, and the Management Incentive Program Agreement between the Employee and Hawker Pacific dated February 4, 2000 (the "MIP"), and referenced in that certain Loan Agreement between Hawker Pacific and Lufthansa (the "Loan Agreement").

     WHEREAS, Employee's Employment Agreement, contains certain provisions whereby the Employee is entitled to receive a Change of Control Payment in the amount set forth in the Loan Agreement, which is $344,877, upon a Change of Control of Hawker Pacific, as defined in the Employment Agreement, and restated in the MIP;

     WHEREAS, the transaction between Lufthansa and the shareholders of Unique Investment Corporation (the "Transaction") constitutes such a Change of Control of Hawker Pacific and therefore, upon the closing of such Transaction, the Change of Control Payment to the Employee becomes due and payable in accordance with the terms of the MIP;

     WHEREAS, the Employee voluntarily desires to assist Hawker Pacific and improve the company's liquidity until such time as additional financing can be secured; and

     WHEREAS, the Employee has accordingly agreed to defer his Change of Control Payment as set forth below.

     NOW, THEREFORE, the parties agree as follows:

          1.   Deferment of Change of Control Payment. The Employee shall defer
               --------------------------------------
receipt of 100% of the Change of Control Payment due to him after the closing of the Transaction until the first to occur of (i) October 31, 2000, or (ii) the replacement or restructuring of the senior financing with Heller Financial, Inc.; provided that the Employee shall give Lufthansa 30 days prior notice of his intent to receive the Change of Control Payment as set forth below.

          2.   Interest. Hawker Pacific shall pay the Employee simple interest
               --------
at the rate of 11% per year on the principal amount of any deferred portion of his Change of Control Payment. Such interest shall be calculated from the Effective Date of this Agreement and shall be paid along with any principal amount of the Change of Control Payment.

          3.   Prepayment. Notwithstanding the terms of Section 1 above, at any
               ----------
time after October 31, 2000, Hawker Pacific may, at its sole discretion, pay to the Employee the Change of Control Payment and all interest accrued as of such date of payment.

          4. Vesting. Lufthansa and Hawker Pacific hereby acknowledge and agree that despite the payment deferral provided for in this Agreement, the Change of Control Payment is 100% vested and earned by the Employee, and shall remain so regardless of death, disability or termination for any reason.

          5.   Waiver of Payment for Vested Options. Employee expressly waives
               ------------------------------------
his right to receive any payment under Section 5 of the MIP that would otherwise become due upon the closing of the Transaction.

          6.   Notice. Notice of intent to receive the Change of Control Payment
               ------
must be provided in writing to the following persons at the following addresses (or at such other addresses as shall be specified by either of the entities below, provided that notices of a change of address shall be effective only upon receipt of such notice):

               Hawker Pacific Aerospace
               11240 Sherman Way
               Sun Valley, California 91352
               Attention:  Chief Financial Officer
               Fax:  818-765-2416

               with a copy to:
               Lufthansa Technik AG
               Dept. TUL TS/U
               6501 East Apache, Suite 206
               Tulsa, Oklahoma 74115
               Attention: James Stoecker, General Manager, North American Business Development
               Fax: 918-835-4592

     Notice shall be deemed to have been received if given personally, when transmitted by facsimile or on the date sent by internationally recognized overnight courier service.

          7.   General Provisions.
               ------------------
               (a)  Governing Law: Consent to Personal Jurisdiction. This
                    ------------------------------------------------
     Agreement will be governed by the internal laws of the State of California. The Parties hereby expressly consent to the personal jurisdiction of the state or federal courts located in California for the purpose of any action or judgment with respect to this Agreement.

               (b)  Entire Agreement. This Agreement sets forth the entire
                    ----------------
     agreement and understanding between the parties relating to the subject matter herein and supersedes any and all discussions and written agreements between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by both parties.

               (c)  Successors and Assigns. This Agreement will be binding upon
                    ----------------------
     the parties' heirs, executors, administrators, assigns, successors and other legal representatives.

               (d)  Arbitration; Attorneys Fees. The provisions related to
                    ---------------------------
     arbitration and attorney's fees contained in Employee's Employment Agreement are hereby incorporated by reference with regard to any disputes related to this Agreement.

     This Agreement is being executed by the parties effective as of the date and year first set forth above.

HAWKER PACIFIC AEROSPACE
                                                  /s/  David L. Lokken
                                                  ------------------------------
                                                  David Lokken
By:      /s/  Daniel J. Lubeck
   ------------------------------
Name:   Daniel J. Lubeck
Title:  Chairman

                          PAYMENT DEFERMENT AGREEMENT


     This Payment Deferment Agreement (the "Agreement") is entered into this 15th day of August, 2000 (the "Effective Date") by and among Hawker Pacific Aerospace ("Hawker Pacific"), Lufthansa Technik AG ("Lufthansa") and Philip Panzera (the "Employee") for the purpose of deferring certain payments due to the Employee pursuant to Employee's Employment Agreement, as amended, and the Management Incentive Program Agreement between the Employee and Hawker Pacific dated February 4, 2000 (the "MIP"), and referenced in that certain Loan Agreement between Hawker Pacific and Lufthansa (the "Loan Agreement").

     WHEREAS, Employee's Employment Agreement, contains certain provisions whereby the Employee is entitled to receive a Change of Control Payment in the amount set forth in the Loan Agreement, which is $202,537, upon a Change of Control of Hawker Pacific, as defined in the Employment Agreement, and restated in the MIP;

     WHEREAS, the transaction between Lufthansa and the shareholders of Unique Investment Corporation (the "Transaction") constitutes such a Change of Control of Hawker Pacific and therefore, upon the closing of such Transaction, the Change of Control Payment to the Employee becomes due and payable in accordance with the terms of the MIP;

     WHEREAS, the Employee voluntarily desires to assist Hawker Pacific and improve the company's liquidity until such time as additional financing can be secured; and

     WHEREAS, the Employee has accordingly agreed to defer his Change of Control Payment as set forth below.

     NOW, THEREFORE, the parties agree as follows:

          8.   Deferment of Change of Control Payment. The Employee shall defer
               --------------------------------------
receipt of 100% of the Change of Control Payment due to him after the closing of the Transaction until the first to occur of (i) October 31, 2000, or (ii) the replacement or restructuring of the senior financing with Heller Financial, Inc.; provided that the Employee shall give Lufthansa 30 days prior notice of his intent to receive the Change of Control Payment as set forth below.

          9.   Interest. Hawker Pacific shall pay the Employee simple interest
               --------
at the rate of 11% per year on the principal amount of any deferred portion of his Change of Control Payment. Such interest shall be calculated from the Effective Date of this Agreement and shall be paid along with any principal amount of the Change of Control Payment.

          10.  Prepayment. Notwithstanding the terms of Section 1 above, at any
               ----------
time after October 31, 2000, Hawker Pacific may, at its sole discretion, pay to the Employee the Change of Control Payment and all interest accrued as of such date of payment.

          11.  Vesting. Lufthansa and Hawker Pacific hereby acknowledge and
               -------
agree that despite the payment deferral provided for in this Agreement, the Change of Control Payment is 100% vested and earned by the Employee, and shall remain so regardless of death, disability or termination for any reason.

          12.  Waiver of Payment for Vested Options. Employee expressly waives
               ------------------------------------
his right to receive any payment under Section 5 of the MIP that would otherwise become due upon the closing of the Transaction.

          13.  Notice. Notice of intent to receive the Change of Control Payment
               ------
must be provided in writing to the following persons at the following addresses (or at such other addresses as shall be specified by either of the entities below, provided that notices of a change of address shall be effective only upon receipt of such notice):

               Hawker Pacific Aerospace
               11240 Sherman Way
               Sun Valley, California 91352
               Attention:  Chief Financial Officer
               Fax:  818-765-2416

               with a copy to:
               Lufthansa Technik AG
               Dept. TUL TS/U
               6501 East Apache, Suite 206
               Tulsa, Oklahoma 74115
               Attention: James Stoecker, General Manager, North American Business Development
               Fax: 918-835-4592

     Notice shall be deemed to have been received if given personally, when transmitted by facsimile or on the date sent by internationally recognized overnight courier service.

          14.  General Provisions.
               ------------------

               (a)  Governing Law: Consent to Personal Jurisdiction. This
                    ------------------------------------------------
     Agreement will be governed by the internal laws of the State of California. The Parties hereby expressly consent to the personal jurisdiction of the state or federal courts located in California for the purpose of any action or judgment with respect to this Agreement.

               (b)  Entire Agreement. This Agreement sets forth the entire
                    ----------------
     agreement and understanding between the parties relating to the subject matter herein and supersedes any and all discussions and written agreements between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by both parties.

               (c)  Successors and Assigns. This Agreement will be binding upon
                    ----------------------
     the parties' heirs, executors, administrators, assigns, successors and other legal representatives.

               (d)  Arbitration; Attorneys Fees. The provisions related to
                    ---------------------------
     arbitration and attorney's fees contained in Employee's Employment Agreement are hereby incorporated by reference with regard to any disputes related to this Agreement.

     This Agreement is being executed by the parties effective as of the date and year first set forth above.

HAWKER PACIFIC AEROSPACE
                                                  /s/ Philip M. Panzera
                                                  ------------------------------
                                                  Philip Panzera
By:      /s/  David L. Lokken
   ------------------------------
Name:    David L. Lokken
     ----------------------------
Title:   President & CEO
      ---------------------------

                          PAYMENT DEFERMENT AGREEMENT

     This Payment Deferment Agreement (the "Agreement") is entered into this 15th day of August, 2000 (the "Effective Date") by and among Hawker Pacific Aerospace ("Hawker Pacific"), Lufthansa Technik AG ("Lufthansa") and Michael Riley (the "Employee") for the purpose of deferring certain payments due to the Employee pursuant to Employee's Employment Agreement, as amended, and the Management Incentive Program Agreement between the Employee and Hawker Pacific dated February 4, 2000 (the "MIP"), and referenced in that certain Loan Agreement between Hawker Pacific and Lufthansa (the "Loan Agreement").

     WHEREAS, Employee's Employment Agreement, contains certain provisions whereby the Employee is entitled to receive a Change of Control Payment in the amount set forth in the Loan Agreement, which is $147,918, upon a Change of Control of Hawker Pacific, as defined in the Employment Agreement, and restated in the MIP;

     WHEREAS, the transaction between Lufthansa and the shareholders of Unique Investment Corporation (the "Transaction") constitutes such a Change of Control of Hawker Pacific and therefore, upon the closing of such Transaction, the Change of Control Payment to the Employee becomes due and payable in accordance with the terms of the MIP;

     WHEREAS, the Employee voluntarily desires to assist Hawker Pacific and improve the company's liquidity until such time as additional financing can be secured; and

     WHEREAS, the Employee has accordingly agreed to defer his Change of Control Payment as set forth below.

     NOW, THEREFORE, the parties agree as follows:

          15.  Deferment of Change of Control Payment. The Employee shall defer
               --------------------------------------
receipt of 50% of the Change of Control Payment due to him after the closing of the Transaction until the first to occur of (i) October 31, 2000, or (ii) the replacement or restructuring of the senior financing with Heller Financial, Inc.; provided that the Employee shall give Lufthansa 30 days prior notice of his intent to receive the Change of Control Payment as set forth below.

          16.  Interest. Hawker Pacific shall pay the Employee simple interest
               --------
at the rate of 11% per year on the principal amount of any deferred portion of his Change of Control Payment. Such interest shall be calculated from the Effective Date of this Agreement and shall be paid along with any principal amount of the Change of Control Payment.

          17.  Prepayment. Notwithstanding the terms of Section 1 above, at any
               ----------
time after October 31, 2000, Hawker Pacific may, at its sole discretion, pay to the Employee the Change of Control Payment and all interest accrued as of such date of payment.

          18.  Vesting. Lufthansa and Hawker Pacific hereby acknowledge and
               -------
agree that despite the payment deferral provided for in this Agreement, the Change of Control Payment is 100% vested and earned by the Employee, and shall remain so regardless of death, disability or termination for any reason.

          19.  Waiver of Payment for Vested Options. Employee expressly waives
               ------------------------------------
his right to receive any payment under Section 5 of the MIP that would otherwise become due upon the closing of the Transaction.

          20.  Notice. Notice of intent to receive the Change of Control Payment
               ------
must be provided in writing to the following persons at the following addresses (or at such other addresses as shall be specified by either of the entities below, provided that notices of a change of address shall be effective only upon receipt of such notice):

               Hawker Pacific Aerospace
               11240 Sherman Way
               Sun Valley, California 91352
               Attention:  Chief Financial Officer
               Fax:  818-765-2416

               with a copy to:
               Lufthansa Technik AG
               Dept. TUL TS/U
               6501 East Apache, Suite 206
               Tulsa, Oklahoma 74115
               Attention: James Stoecker, General Manager, North American Business Development
               Fax: 918-835-4592

     Notice shall be deemed to have been received if given personally, when transmitted by facsimile or on the date sent by internationally recognized overnight courier service.

          21.  General Provisions.
               ------------------
               (a)  Governing Law: Consent to Personal Jurisdiction. This
                    ------------------------------------------------
     Agreement will be governed by the internal laws of the State of California. The Parties hereby expressly consent to the personal jurisdiction of the state or federal courts located in California for the purpose of any action or judgment with respect to this Agreement.

               (b)  Entire Agreement. This Agreement sets forth the entire
                    ----------------
     agreement and understanding between the parties relating to the subject matter herein and supersedes any and all discussions and written agreements between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by both parties.

               (c)  Successors and Assigns. This Agreement will be binding upon
                    ----------------------
     the parties' heirs, executors, administrators, assigns, successors and other legal representatives.

               (d)  Arbitration; Attorneys Fees. The provisions related to
                    ---------------------------
     arbitration and attorney's fees contained in Employee's Employment Agreement are hereby incorporated by reference with regard to any disputes related to this Agreement.

     This Agreement is being executed by the parties effective as of the date and year first set forth above.

HAWKER PACIFIC AEROSPACE
                                                  /s/  Michael Riley
                                                  ------------------------------
                                                  Michael Riley
By:     /s/  David L. Lokken
   ------------------------------
Name:   David L. Lokken

Title:  President & CEO

                          PAYMENT DEFERMENT AGREEMENT


     This Payment Deferment Agreement (the "Agreement") is entered into this __ day of August, 2000 (the "Effective Date") by and among Hawker Pacific Aerospace ("Hawker Pacific"), Lufthansa Technik AG ("Lufthansa") and Dennis M. Biety (the "Employee") for the purpose of deferring certain payments due to the Employee pursuant to Employee's Employment Agreement, as amended, and the Management Incentive Program Agreement between the Employee and Hawker Pacific dated February 4, 2000 (the "MIP"), and referenced in that certain Loan Agreement between Hawker Pacific and Lufthansa (the "Loan Agreement").

     WHEREAS, Employee's Employment Agreement, contains certain provisions whereby the Employee is entitled to receive a Change of Control Payment in the amount set forth in the Loan Agreement, which is $368,178, upon a Change of Control of Hawker Pacific, as defined in the Employment Agreement, and restated in the MIP;

     WHEREAS, the transaction between Lufthansa and the shareholders of Unique Investment Corporation (the "Transaction") constitutes such a Change of Control of Hawker Pacific and therefore, upon the closing of such Transaction, the Change of Control Payment to the Employee becomes due and payable in accordance with the terms of the MIP;

     WHEREAS, the Employee voluntarily desires to assist Hawker Pacific and improve the company's liquidity until such time as additional financing can be secured; and

     WHEREAS, the Employee has accordingly agreed to defer his Change of Control Payment as set forth below.

     NOW, THEREFORE, the parties agree as follows:

          22.  Deferment of Change of Control Payment. The Employee shall defer
               --------------------------------------
receipt of 100% of the Change of Control Payment due to him after the closing of the Transaction until the first to occur of (i) October 31, 2000, or (ii) the replacement or restructuring of the senior financing with Heller Financial, Inc.; provided that the Employee shall give Lufthansa 30 days prior notice of his intent to receive the Change of Control Payment as set forth below.

          23.  Interest. Hawker Pacific shall pay the Employee simple interest
               --------
at the rate of 11% per year on the principal amount of any deferred portion of his Change of Control Payment. Such interest shall be calculated from the Effective Date of this Agreement and shall be paid along with any principal amount of the Change of Control Payment.

          24.  Prepayment. Notwithstanding the terms of Section 1 above, at any
               ----------
time after October 31, 2000, Hawker Pacific may, at its sole discretion, pay to the Employee the Change of Control Payment and all interest accrued as of such date of payment.

          25.  Vesting. Lufthansa and Hawker Pacific hereby acknowledge and
               -------
agree that despite the payment deferral provided for in this Agreement, the Change of Control Payment is 100% vested and earned by the Employee, and shall remain so regardless of death, disability or termination for any reason.

          26.  Waiver of Payment for Vested Options. Employee expressly waives
               ------------------------------------
his right to receive any payment under Section 5 of the MIP that would otherwise become due upon the closing of the Transaction.

          27.  Notice. Notice of intent to receive the Change of Control Payment
               ------
must be provided in writing to the following persons at the following addresses (or at such other addresses as shall be specified by either of the entities below, provided that notices of a change of address shall be effective only upon receipt of such notice):

               Hawker Pacific Aerospace
               11240 Sherman Way
               Sun Valley, California 91352
               Attention:  Chief Financial Officer
               Fax:  818-765-2416

               with a copy to:
               Lufthansa Technik AG
               Dept. TUL TS/U
               6501 East Apache, Suite 206
               Tulsa, Oklahoma 74115
               Attention: James Stoecker, General Manager, North American Business Development
               Fax: 918-835-4592

     Notice shall be deemed to have been received if given personally, when transmitted by facsimile or on the date sent by internationally recognized overnight courier service.

          28.  General Provisions.
               ------------------

               (a)  Governing Law: Consent to Personal Jurisdiction. This
                    ------------------------------------------------
     Agreement will be governed by the internal laws of the State of California. The Parties hereby expressly consent to the personal jurisdiction of the state or federal courts located in California for the purpose of any action or judgment with respect to this Agreement.

               (b)  Entire Agreement. This Agreement sets forth the entire
                    ----------------
     agreement and understanding between the parties relating to the subject matter herein and supersedes any and all discussions and written agreements between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by both parties.

               (c)  Successors and Assigns. This Agreement will be binding upon
                    ----------------------
     the parties' heirs, executors, administrators, assigns, successors and other legal representatives.

               (d)  Arbitration; Attorneys Fees. The provisions related to
                    ---------------------------
     arbitration and attorney's fees contained in Employee's Employment Agreement are hereby incorporated by reference with regard to any disputes related to this Agreement.

     This Agreement is being executed by the parties effective as of the date and year first set forth above.

HAWKER PACIFIC AEROSPACE
                                                  /s/  Dennis M. Biety
                                                  ------------------------------
                                                  Dennis M. Biety
By:     /s/  David L. Lokken
   ------------------------------
Name:   David L. Lokken

Title:  President & CEO